Related Parties	12 Months Ended
Dec. 31, 2017
Related Party Transactions [Abstract]
Related Parties
7) RELATED PARTIES
National Amusements, Inc. National Amusements, Inc. (“NAI”) is the controlling stockholder of CBS Corp. and Viacom Inc.  Mr. Sumner M. Redstone, the controlling stockholder, chairman of the board of directors and chief executive officer of NAI, is the Chairman Emeritus of CBS Corp. and the Chairman Emeritus of Viacom Inc. In addition, Ms. Shari Redstone, Mr. Sumner M. Redstone’s daughter, is the president and a director of NAI and the vice chair of the Board of Directors of each of CBS Corp. and Viacom Inc.  Mr. David R. Andelman is a director of CBS Corp. and serves as a director of NAI. At December 31, 2017, NAI directly or indirectly owned approximately 79.5% of CBS Corp.’s voting Class A Common Stock and owned approximately 10.2% of CBS Corp.’s Class A Common Stock and non-voting Class B Common Stock on a combined basis. NAI is controlled by Mr. Redstone through the Sumner M. Redstone National Amusements Trust (the “SMR Trust”), which owns 80% of the voting interest of NAI, and such voting interest of NAI held by the SMR Trust is voted solely by Mr. Redstone until his incapacity or death. The SMR Trust provides that in the event of Mr. Redstone’s death or incapacity, voting control of the NAI voting interest held by the SMR Trust will pass to seven trustees, who will include CBS Corporation directors Ms. Shari Redstone and Mr. David R. Andelman. No member of the Company’s management is a trustee of the SMR Trust.

Viacom Inc.  On February 1, 2018, the Company announced that its Board of Directors established a special committee of independent directors to evaluate a potential combination with Viacom Inc. There can be no assurance that this process will result in a transaction or on what terms any transaction may occur.

As part of its normal course of business, the Company licenses its television content, leases production facilities and sells advertising spots to various subsidiaries of Viacom Inc. Viacom Inc. also distributes certain of the Company’s television programs in the home entertainment market. The Company’s total revenues from these transactions were $145 million, $120 million and $176 million for the years ended December 31, 2017, 2016 and 2015, respectively.

The Company leases production facilities, licenses feature films and purchases advertising spots from various subsidiaries of Viacom Inc. The total amounts for these transactions were $21 million, $24 million and $25 million for the years ended December 31, 2017, 2016 and 2015, respectively.

The following table presents the amounts due from Viacom Inc. in the normal course of business as reflected on the Company’s Consolidated Balance Sheets. Amounts due to Viacom Inc. were minimal at December 31, 2017 and 2016.

At December 31,	2017	2016
Receivables	$93	$113
Other assets (Receivables, noncurrent)	11	35
Total amounts due from Viacom Inc.	$104	$148

Other Related Parties  The Company has equity interests in two domestic television networks and several international joint ventures for television channels, from which the Company earns revenues primarily by selling its television programming.  Total revenues earned from sales to these joint ventures were $99 million, $112 million and $160 million for the years ended December 31, 2017, 2016 and 2015, respectively. Total amounts due from these joint ventures were $27 million and $47 million at December 31, 2017 and 2016, respectively.

The Company, through the normal course of business, is involved in transactions with other related parties that have not been material in any of the periods presented.